Visa Inc. Fiscal Fourth Quarter 2016 Financial Results October 24, 2016

Fiscal Fourth Quarter 2016 Financial Results2 This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2017. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will," "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to: • increased oversight and regulation of the global payments industry and our business; • impact of government-imposed restrictions on payment systems; • outcome of tax and litigation matters; • increasingly intense competition in the payments industry, including competition for our clients and merchants; • proliferation and continuous evolution of new technologies and business models; • our ability to maintain relationships with our clients, merchants and other third parties; • brand or reputational damage; • management changes; • impact of global economic, political, market and social events or conditions; • exposure to loss or illiquidity due to settlement guarantees; • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union; • cyber security attacks, breaches or failure of our networks; • failure to maintain interoperability with Visa Europe’s systems; • our ability to successfully integrate and manage our acquisitions and other strategic investments; and • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2015, and our subsequent reports on Forms 10-Q and 8-K. Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. Forward-Looking Statements

Fiscal Fourth Quarter 2016 Financial Results3 Solid Fiscal Fourth Quarter Results Net operating revenues of $4.3 billion, up 19% over prior year The Company has presented certain financial data that are considered non-GAAP financial measures that are reconciled to their most directly comparable GAAP financial measures in the accompanying tables. Management believes that the presentation of adjusted net income and adjusted earnings per share facilitate a clearer understanding of Visa’s operating performance and provides a meaningful comparison of its results between periods. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. Visa’s management uses non-GAAP financial measures to evaluate its ongoing operations in relation to historical results and for internal planning and forecasting purposes. The presentation of non-GAAP measures should not be considered in isolation or as a substitute for Visa’s related financial results prepared in accordance with GAAP. Repurchased 20.5 million shares of class A common stock in the open market at an average price of $80.76 per share, using $1.7 billion of cash on hand GAAP quarterly net income of $1.9 billion and $0.79 diluted earnings per share, including special items Adjusted quarterly net income of $1.9 billion or $0.78 diluted earnings per share, excluding special items

Fiscal Fourth Quarter 2016 Financial Results4 Quarter ended June Payments Volume US$ in billions, nominal, except percentages INTL 570 INTL 600 INTL 453 INTL 476 INTL 117 INTL 123 U.S. 683 U.S. 749 U.S. 339 U.S. 376 U.S. 344 U.S. 374 1,254 1,349 792 852 461 497 INTL = International Total Visa Inc. Credit Debit YOY Change (constant) 10% 10% 11% YOY Change (nominal) 8% 8%8% Note: Does not include Visa Europe payments volume. On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. 2015 2016

Fiscal Fourth Quarter 2016 Financial Results5 Quarter ended September Payments Volume US$ in billions, nominal, except percentages YOY Change (constant) 47% 33% 72% Note: Includes Visa Europe payments volume. Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. INTL 420 INTL 457 INTL 109 INTL 127 U.S. 575 U.S. 631 U.S. 277 U.S. 313 U.S. 298 U.S. 319 INTL 571 INTL 1,090 INTL 456 INTL 656 INTL 116 INTL 433 U.S. 693 U.S. 767 U.S. 345 U.S. 409 U.S. 349 U.S. 358 1,264 1,857 800 1,065 464 792 INTL = International Total Visa Inc. Credit Debit 2015 2016 YOY Change (nominal) 33% 71%47%

Transactions

in millions, except percentages

Quarter ended September



2015
2016
41,776
36%
Credit
64%
Debit
27,930
38%
Credit
62%
Debit
25,921
18,365
Total Transactions
Processed Transactions

	Total Transactions	Processed Transactions
YOY Change	**50%**	**41%**

Note: Includes Visa Europe transactions. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink, V PAY and PLUS cards processed on Visa's networks.

6 Fiscal Fourth Quarter 2016 Financial Results

Fiscal Fourth Quarter 2016 Financial Results7 Quarter ended June Total Cards in millions, except percentages 2,430 869 1,561 2,549 927 1,622 Visa Inc. Credit Debit Note: Does not include Visa Europe cards. The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. YOY Change 7% 4%5% 2015 2016

Fiscal Fourth Quarter 2016 Financial Results8 4,373 (802) 3,571 5,254 (993) 4,261 Gross Revenues Client Incentives Net Operating Revenues Fiscal 2015 Fiscal 2016 Revenue – Q4 2016 US$ in millions, except percentages Note: Includes Visa Europe operating revenues for the three months ended September 30, 2016. Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers. YOY Change 24% 19%20% Fiscal 2016 % of Gross Revenues 19% 81%

Fiscal Fourth Quarter 2016 Financial Results9 Revenue Detail – Q4 2016 US$ in millions, except percentages Note: Includes Visa Europe operating revenues for the three months ended September 30, 2016. Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers. 1,637 1,429 1,091 216 1,768 1,779 1,489 218 Service Revenues Data Processing Revenues International Transaction Revenues Other Revenues Fiscal 2015 Fiscal 2016 YOY Change 25% 36%8% 1%

Fiscal Fourth Quarter 2016 Financial Results10 Adjusted Operating Margin – Q4 2016 US$ in millions, except percentages Note: Includes Visa Europe operating results for the three months ended September 30, 2016. Adjusted operating margin is calculated as adjusted operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. 3,571 1,288 2,283 4,261 1,526 2,735 Net Operating Revenues Adjusted Operating Expenses Adjusted Operating Income Fiscal 2015 Fiscal 2016 YOY Change 18% 20%19% 64% 64% Adjusted Operating Margin 0 ppt

Fiscal Fourth Quarter 2016 Financial Results11 Adjusted Operating Expenses – Q4 2016 US$ in millions, except percentages Note: Includes Visa Europe operating expenses for the three months ended September 30, 2016. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. 521 253 134 107 119 143 11 580 300 161 113 141 230 1 Personnel Marketing Network & Processing Professional Fees Depreciation & Amortization General & Administrative Litigation Provision Fiscal 2015 Fiscal 2016 YOY Change 20% 6%11% 62%18%19% (83%)

Fiscal Fourth Quarter 2016 Financial Results12 Other Financial Results and Highlights • Cash, cash equivalents and available-for-sale investment securities of $12.8 billion at the end of the fiscal fourth quarter • Adjusted free cash flow of $2.3 billion for the fiscal fourth quarter • Capital expenditures of $141 million during the fiscal fourth quarter See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal Fourth Quarter 2016 Financial Results13 Financial Outlook for Fiscal Year 2017 Note: The financial outlook for fiscal full-year 2017 includes Visa Europe integration expenses of approximately $80 million for the full-year. Annual adjusted diluted class A common stock earnings per share growth is derived from adjusted full-year 2016 earnings per share results of $2.84. Annual net revenue growth 16% to 18% range on a nominal dollar basis, including 1.0 to 1.5 ppts of negative foreign currency impact Client incentives as % of gross revenues 20.5% to 21.5% range Annual operating margin Mid 60s Effective tax rate Low 30s Annual diluted class A common stock earnings per share growth Low 30s on a GAAP nominal dollar basis and mid-teens on an adjusted, non-GAAP nominal dollar basis (see note below), both including 1.5 to 2.0 ppts of negative foreign currency impact

Appendix

Fiscal Fourth Quarter 2016 Financial Results15 Calculation of Adjusted Free Cash Flow US$ in millions A- Three Months Ended September 30, 2016 Twelve Months Ended September 30, 2016 Net cash provided by operating activities 2,452 5,574 Add (less): Capital expenditures (141) (523) Visa Europe Framework Agreement loss — 1,877 Settlement payments funded by litigation escrow — 45 Foreign exchange gain on EUR deposits — (145) Net gains on currency forward contracts — (74) Adjusted Free Cash Flow 2,311 6,754 Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months ended September 30, 2016, we generated adjusted free cash flow of $2.3 billion, and returned $2.0 billion to investors through stock buybacks of $1.7 billion, and dividends paid of $339 million. During the twelve months ended September 30, 2016, we generated adjusted free cash flow of $6.8 billion, and returned $8.5 billion(1) to investors through stock buybacks of $7.1 billion, and dividends paid of $1.4 billion. We define adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments made in the business, then further adjusted for Visa-specific transactions that are not related to our core operations. Adjusted free cash flow is a non- GAAP performance measure and should not be relied upon as a substitute for measures calculated in accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free cash flow. (1) Funds returned to investors were greater than free cash flow generated as a result of the Company’s increased share buybacks during the current period, funded by cash received in our debt issuance in December 2015. The Company did not repurchase any shares during the fourth quarter of fiscal 2015. Note: Fiscal year 2016 free cash flow includes Visa Europe for the three months ended September 30, 2016.